EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/ Bruce Arbeiter
                                        ------------------------------
                                        Bruce Arbeiter
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/ Joseph DeMarco
                                        ------------------------------
                                        Joseph DeMarco
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/ Dominick Faraci
                                        ------------------------------
                                        Dominick Faraci,
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                            By: /s/Carmen J. Gumina
                                ------------------------------
                                Carmen J. Gumina,
                                President and Chairman of the Board of Directors

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                  By: /s/Michael Kaplan
                                      ------------------------------
                                      Michael Kaplan,
                                      Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                     By: /s/Richard Malouf
                                         ------------------------------
                                         Richard Malouf,
                                         Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/Frederick Perrine
                                        ------------------------------
                                        Frederick Perrine,
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/Robert Sica
                                        ------------------------------
                                        Robert Sica,
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                  By: /s/Thomas A. Fornale
                                      ------------------------------
                                      Thomas A. Fornale,
                                      Secretary-Treasurer, Controller
                                      (Principal Accounting/Financial Officer)

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/Robert McDaid
                                        ------------------------------
                                        Robert McDaid,
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                     By: /s/Gary Russo
                                         ------------------------------
                                         Gary Russo,
                                         Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                    By: /s/Phillip W. Barrood
                                        ------------------------------
                                        Phillip W. Barrood,
                                        Director

EXHIBIT 24

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, Brunswick Bancorp, a New Jersey corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-8 or any other appropriate Form) with respect to the issuance of up to 250,000 common shares, no par value per share, issuable upon the exercise of stock options granted pursuant to the 2000 Stock Option Plan; and

         WHEREAS, the Company proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to the issuance of up to 100,000 common shares, no par value per share issuable pursuant to the Restricted Stock Award Plan; and

         WHEREAS, the undersigned is a director and/or officer of the Company, as indicated below his or her signature:

         NOW, THEREFORE, the undersigned hereby constitutes and appoints Carmen
J. Gumina and Thomas A Fornale and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 12th day of December, 2000.



                                     By: /s/James Gassaro
                                         ------------------------------
                                         James Gassaro,
                                         Director